UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)
of  the Securities Exchange Act of 1934

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PATHFINDER BANCORP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 6, 2016

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. The Annual Meeting will be held at Alexandria's at the Lake Ontario Conference and Events Center, 25 East First Street, Oswego, NY 13126 at 10:00 a.m., Eastern Time, on May 4, 2016.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on our operations. Directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of four directors; the approval of the Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan; and the appointment of Bonadio & Co., LLP, as our independent registered public accounting firm for the year ending December 31, 2016.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of the nominated directors; "FOR" approval of the Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan; and "FOR" the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2016.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, or vote by telephone or internet as directed on our Proxy Card enclosed, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer

Pathfinder Bancorp, Inc.
214 West First Street
Oswego, New York 13126
 (315) 343-0057
NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
 To Be Held On May 4, 2016
Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc. will be held at Alexandria's at the Lake Ontario Conference and Events Center, 25 East First Street, Oswego, NY 13126 at 10:00 a.m., Eastern Time, on May 4, 2016.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1)	The election of four directors;
2)	The approval of the 2016 Pathfinder Bancorp, Inc. Equity Incentive Plan;
3)	The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2016; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 15, 2016 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET AS DIRECTED ON OUR PROXY CARD ENCLOSED.  ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE AVAILABLE ON THE INTERNET AT WWW.PATHFINDERBANK.COM/ANNUALMEETING.  IF YOU NEED DIRECTIONS TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, PLEASE CALL US AT 315-207-8036.
By Order of the Board of Directors

/s/ Edward A. Mervine
Edward A. Mervine
Secretary
April 6, 2016

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT
Pathfinder Bancorp, Inc.
214 West First Street
Oswego, New York 13126
 (315) 343-0057
ANNUAL MEETING OF SHAREHOLDERS
May 4, 2016

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pathfinder Bancorp, Inc. (the "Company") to be used at our annual meeting of shareholders, which will be held at Alexandria's at the Lake Ontario Conference and Events Center, 25 East First Street, Oswego, NY 13126 on May 4, 2016 at 10:00 a.m., Eastern Time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of shareholders and this proxy statement are first being mailed to shareholders on or about April 6, 2016.

REVOCATION OF PROXIES

Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "For" the proposals set forth in this proxy statement or hereafter. If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares as directed by a majority of the Board of Directors in attendance at the annual meeting.  We know of no additional matters that will be presented for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to our Secretary, at the address shown above, by delivering to us a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. The presence at the annual meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Secretary prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our common stock, par value $0.01 per share, as of the close of business on March 15, 2016, (the "Record Date"), are entitled to one vote for each share they own. As of the Record Date, we had 4,353,850 shares of common stock outstanding.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. If a shareholder holds shares in street name (i.e., the shares are held in a stock brokerage account or by a bank, trust, or other institution) and does not provide voting instructions to the holder of the account for non-discretionary voting items such as the election of directors, such shares will be considered "Broker non-votes." Broker non-votes and proxies marked "abstain" will be counted for purposes of determining that a quorum is present, but will not be considered as votes cast as to the matters to be considered.

As to the election of directors, shareholders may cast their votes "For" or "Withhold."  As to the vote on the 2016 Pathfinder Bancorp, Inc. Equity Incentive Plan, shareholders may cast their votes "For," "Against" or "Abstain."  As to the ratification of our independent registered public-accounting firm, shareholders may cast their votes "For," "Against" or "Abstain."

Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.  The affirmative vote of holders of a majority of the total votes cast at the annual meeting in person or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for approval of the 2016 Pathfinder Bancorp, Inc. Equity Incentive Plan.  The affirmative vote of holders of a majority of the total votes cast at the annual meeting in person or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for ratification of Bonadio & Co., LLP as our independent registered public accounting firm (the "Auditors") for the year ending December 31, 2016.

At our 2015 Annual Meeting, shareholders adopted a resolution approving "Say-on-Pay" and a separate resolution authorizing that future "Say-on-Pay" votes be conducted every three years. The Board of Directors, in its discretion, has considered that advisory vote and will not be conducting a "Say-on-Pay" vote this year, and the next "Say-on-Pay" vote will likely be in 2018.

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of our common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

If you participate in the Pathfinder Bank ("Pathfinder Bank" or "the Bank") Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction card so that you may direct the trustee to vote on your behalf under the plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Pathfinder Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.  The deadline for returning your voting instructions is April 27, 2016.

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by directors or nominees to the Board individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than 5% of our outstanding shares of common stock.  None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Number of Unexercised Stock Options which are included in Beneficial Ownership (2)		Percentage of Shares of Common Stock Outstanding

Pathfinder Bank Employee Stock Ownership Plan Trust (3)
c/o Pentegra Services, Inc.
2 Enterprise Drive, Suite 408
Shelton, CT 06484	430,256	N/	A	9.88%

Maltese Capital Holdings, LLC (4)	280,000	N/	A	6.43%
Maltese Capital Management, LLC
Terry Maltese
150 East 52nd Street, 30th Floor
New York, New York 10022

Directors, Nominees and Executive Officers (5)

David A. Ayoub	17,441	3,294		0.40%
William A. Barclay (6)	59,256	6,589		1.36%
Chris R. Burritt	32,742	6,589		0.75%
John P. Funiciello	21,160	3,294		0.49%
Adam C. Gagas (7)	170,914	-		3.93%
George P. Joyce (8)	98,391	6,589		2.26%
John F. Sharkey, III	20,000	-		0.46%
Melanie Littlejohn	-	-		0.00%
Lloyd "Buddy" Stemple (9)	50,621	6,589		1.16%
Thomas W. Schneider	71,737	27,673		1.65%
James A. Dowd (10)	56,036	17,789		1.29%
Edward A. Mervine	43,444	17,789		1.00%
Melissa A. Miller	32,409	17,789		0.74%
Daniel R. Phillips	12,565	-		0.29%
Ronald Tascarella (11)	68,586	9,553		1.58%

All Directors and Executive Officers as a Group (15 persons)	755,302	123,537		17.35%

1)
A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.  This table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power. ESOP shares allocated to the officers are also included within their respective totals.

2)	These options are exercisable within 60 days of the record date. They cannot be voted until exercised.
3)
On a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2016, Pentegra Trust Company, the trustee for the Pathfinder Bank Employee Stock Ownership Plan, reported sole voting power for 219,019 shares of our common stock, shared voting power for 211,237 shares of our common stock, sole dispositive power over 421,972 shares of our common stock and shared dispositive power over 8,284 shares of our common stock.

4)
On a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2016, Maltese Capital Management LLC reported shared dispositive and voting power with respect to 280,000 shares of our common stock; Maltese Capital Holdings, LLC reported shared dispositive and voting power with respect to 222,000 shares of our common stock; and Terry Maltese reported shared dispositive and voting power with respect to 280,000 shares of our common stock.

5)	The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
6)	Mr. Barclay has sole voting and investment power over 8,236 shares, shared voting power over 40,137 shares and custodial voting power over 4,294 shares.
7)	Mr. Gagas has sole voting and investment power over 21,250 shares and shared voting power over 149,664 shares.
8)	Mr. Joyce has sole voting and investment power over 14,152 shares and shared voting power over 77,650 shares.
9)	Mr. Stemple has sole voting and investment power over 41,532 shares and shared voting power over 2,500 shares.
10)	Mr. Dowd has sole voting and investment power over 26,909 shares and shared voting power over 11,338 shares.
11)	Mr. Tascarella has sole voting and investment power over 54,033 shares and shared voting power over 5,000 shares.

SMALLER REPORTING COMPANY

The Company has elected to prepare this Proxy Statement and other annual and periodic reports as a "Smaller Reporting Company" consistent with rules of the Securities and Exchange Commission.

CONDUCT OF MEETING

In accordance with our bylaws, and by action of the Board of Directors, the Chair of the Board will preside over the annual meeting.  The Chair of the Board has broad authority to ensure the orderly conduct of the meeting.  This includes discretion to recognize shareholders who wish to speak, and the right to determine the extent of discussion on each item of business.  Rules governing the conduct of the meeting have been established and will be available at the meeting along with the agenda of the matters to be considered at the annual meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our bylaws presently allow the Company to fix the number of directors.  The number is currently fixed at ten directors.  Our Bylaws provide that the number of directors be divided into three classes, as nearly equal in number as reasonably possible, and for approximately one third to be elected each year.  Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and qualify.  We are nominating the following persons, each for a three year term: David A. Ayoub, Adam C. Gagas, John F. Sharkey, III and Melanie Littlejohn.

The table below sets forth certain information regarding the composition of the Board of Directors and Director Nominees, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected and each nominee has agreed to serve if elected.  Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH NOMINEE.

Name (1)	Age (2)	Position Held	Director Since (3)	Current Term to Expire

Nominees
David A. Ayoub	53	Director	2012	2016
Adam C. Gagas	44	Director	2014	2016
John F. Sharkey, III	58	Director	2014	2016
Melanie Littlejohn	51	Nominee	N/A	N/A

Directors Continuing in Office
William A. Barclay	47	Director	2011	2017
Chris R. Burritt	62	Chairman of the Board	1986	2017
George P. Joyce	65	Director	2000	2017
John P. Funiciello	52	Director	2011	2018
Thomas W. Schneider	54	Director, President and Chief Executive Officer	2001	2018
Lloyd "Buddy" Stemple	55	Director	2005	2018

(1)	The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
(2)	As of March 15, 2016.
(3)	Dates prior to 1995 reflect initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank, the Company's operating subsidiary.

The principal occupation during the past five years of each director, nominee and executive officer, as well as other relevant experience, is set forth below. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated.  None of our directors or nominees have been the subject of securities litigation, regulatory enforcement or bankruptcy in the past ten years.

NOMINEES

David A. Ayoub serves as Partner-in-Charge of the Tax Department at the Syracuse firm of Bowers & Company, CPA's.  In that capacity, Mr. Ayoub consults on corporate mergers and acquisitions, and also assists start-up businesses.  In addition, he oversees the firm's tax compliance, technical research, planning and consulting.  Mr. Ayoub has over 25 years of accounting and taxation experience.  Mr. Ayoub is a graduate of Rochester Institute of Technology with a BBA in Accounting and is a Certified Public Accountant in New York State.  He is also a Member of the American Institute of Certified Public Accountants, as well as the New York State Society of Certified Public Accountants.  Mr. Ayoub pursues an active role in the community, serving on boards including Make-A-Wish Foundation of Central New York, where he is the immediate Post Chair.   He has also worked previously with the United Way and Score.  Mr. Ayoub's extensive experience with corporate transactions as well as his experience in business and tax offers the board an invaluable perspective of The Bank's business, and the Board supports his re-election.

Adam C. Gagas is a Principal in Disciplined Capital Management, LLC, an SEC registered investment advisor firm and founder and CEO of Breakwall Asset Management, LLC, a New York State registered investment advisor located in Oswego. Mr. Gagas was an analyst on teams managing multi-billion dollar portfolios at Skandia Asset Management and Principal Global Investors in New York City. He was awarded an Alfa Fellowship and completed a yearlong professional placement as an institutional investment analyst at Alfa Capital in Moscow, Russia. He is also the owner/operator of Gagas Realty Corporation, a multi-property commercial real estate holding company. In addition, he is an adjunct instructor of Corporate Finance in the SUNY Oswego School of Business. Mr. Gagas earned a BA from Hobart College with majors in Economics and Russian Studies, and an MBA with a concentration in Finance from the Leonard N. Stern School of Business at New York University. His extensive community involvement includes having served as Secretary and Treasurer of Oswego Health, chair of that organization's Audit and Investment committees, and as a member of the Executive committee. He is currently President of the Oswego Health Foundation and a board member of Oswego's historic Riverside Cemetery.  Mr. Gagas provides the board with extensive financial and business experience as well as valuable insight into managing and overseeing a business, and the Board supports his re-election.

John F. Sharkey, III is President of Universal Metal Works, a custom metal fabrication facility, in Fulton, New York, and the Managing Partner of Universal Properties, LLC. Prior to his role with Universal Metal Works, Mr. Sharkey was President of Universal Joint Sales, a heavy-duty truck parts distributor, headquartered in Syracuse, New York. During his tenure at Universal Joint Sales, the company grew to 13 locations throughout the Northeast and Florida. In 1998, Mr. Sharkey sold Universal Joint Sales to FleetPride. For three years following the sale of the company, Mr. Sharkey acted as FleetPride's Regional Vice President.  Mr. Sharkey is an active member of the Central New York community, serving on boards including the Council of Fleet Specialists, Rockwell International's Distributor Advisory Council, and the Camillus Youth Hockey Association. He is also a committee member of the Syracuse Chapter of Ducks Unlimited.  Mr. Sharkey's management experience and business knowledge provides a valuable resource and perspective to the board, and the Board supports his re-election.

Melanie Littlejohn serves as the Regional Executive Director of National Grid's Upstate New York Division, a natural gas and electricity provider, where she is responsible for establishing and maintaining strong local relationships that drive superior customer satisfaction, and promoting safety and reliability of the network, emergency management, economic development initiatives, gas and electric energy efficiency programs, renewable energy solutions, and distributed resource projects in line with customer priorities within the Central New York area. Prior to 2011 when Ms. Littlejohn was named to her current position, she was the Executive Director of Energy Solutions Delivery for National Grid's Central New York division.  Ms. Littlejohn joined the company (then Niagara Mohawk) in April of 1994 as the Director of Inclusion & Diversity-US Operations.  Before joining Niagara Mohawk, Ms. Littlejohn was the Executive Director of Urban League Onondaga County. Before joining the Urban League, she was the Manager of International Client Services for Banker's Trust Company in the Wall Street District.  Ms. Littlejohn obtained a Bachelor of Arts degree in Liberal Arts from the State University of New York at Stony Brook and a Master's Degree in Business Administration from Syracuse University's Whitman School of Management. In addition, she was selected to participate in National Grid's Developing Future Business Leader's program administered by the London Center for High Performance.  She resides in Syracuse, New York.  Ms. Littlejohn pursues an active role in the community, currently serving as the Trustee/Officer of Onondaga County Community College, Business Advisory Council for the Federal Reserve Bank of New York, Board of Directors and Executive Committee of CenterState CEO, Board of Directors of Manufacturers of Central New York, Consensus CNY (Commission Member), SUNY Morrisville Business School, Council of Advisor's, St. Joseph's Hospital, the Downtown Committee, and Say Yes to Education (Scholarship Board).  Ms. Littlejohn's diverse experience, particularly in our growing market in Syracuse, New York, supports her election to the Board and the Board unanimously endorses her to the shareholders.

CONTINUING DIRECTORS

Chris R. Burritt is the President and General Manager of R.M. Burritt Motors, Inc., an automobile dealership located in Oswego, New York.  Mr. Burritt was elected Chairman of the Board effective January 1, 2014.  In addition to his long term ownership and management of his well known local business, Mr. Burritt is active in community affairs.  He presently serves on the board of directors of Oswego Hospital and is a member of its Finance/Operations Committee. Mr. Burritt also serves as Director of the NYS Automobile Dealers Association in Albany, NY.  Mr. Burritt's experience operating a local business and substantial ties to the communities served by the Bank provides the board with valuable insight into managing and overseeing a business.

George P. Joyce is the owner and operator of Laser Transit, Ltd., Lacona, New York, a Central New York logistics services provider. Mr. Joyce has a BA in Economics from SUNY Oswego.  He has been a Controller for transportation and warehousing firm, as well as a manager in an IT consulting firm.  He is also presently President of Intelliflex, LLC, a third party logistics firm performing freight forwarding and outsourced logistics services for its customers.  He has served as President and Chair of the Board of Trustees for Oswego Hospital, Chair of the Board of Operation Oswego County, Vice President of Seneca Hill Manor, Director of the Oswego College Foundation and numerous other community organizations.  Mr. Joyce provides the board with extensive financial and business experience as well as valuable insight into managing and overseeing a business.

Lloyd "Buddy" Stemple is the Chief Executive Officer of Constellium Rolled Products in Ravenswood,
 West Virginia, a global supplier of rolled aluminum to the Aerospace and Transportation materials industries (NYSE: CSTM).  Mr. Stemple, until recently, was the Chief Executive Officer of Oman Aluminum Rolling Company.  The Oman Aluminum Rolling Company is a new venture supported by the government of Oman which started commercial production of rolled aluminum in late 2013. Prior to his work in Oman, he was the Vice-President and General Manager of Novelis Specialty Products, Novelis Inc., which has manufacturing locations in Oswego, New York, Kingston, Ontario Canada and sales offices in Cleveland, Ohio and Detroit, Michigan.  Mr. Stemple is on the Board of SECAT which is a metallurgical Research Laboratory specializing in aluminum product and process technologies.  He is also a member of the Compensation Committee of SECAT.  Mr. Stemple also served as a Board member of the Aluminum Association in Washington, DC.  The Association contains members of the US Aluminum Industry and promotes the use of aluminum and all matter impacting the industry. Mr. Stemple has an Engineering Degree, an MBA and a Masters Degree in International Management from McGill University and a Diploma from INSEAD in France.  Mr. Stemple's varied experience in management of publicly traded companies is a valuable asset to our Board.

William A. Barclay is a graduate of St. Lawrence University and Syracuse University College of Law.  An attorney and businessman, Mr. Barclay is a partner in the Syracuse law firm of Barclay Damon, LLP, where he specializes in business law. Mr. Barclay has served on several community organizations throughout his career including the SUNY Oswego College Council, the Rosamond Gifford Zoo at Burnet Park, the Everson Museum of Art, and Northern Oswego County Health Services, Inc. Mr. Barclay currently serves on the Boards of Country Way Insurance Company and QME Enterprises.  In 2004, he was recognized as one of Oswego County Business Magazine's Forty under 40, an honor given to Oswego County leaders under the age of 40. Mr. Barclay was also awarded the 2007 Martin Rose Economic Developer Merit Award for his commitment to the economic development process by helping to facilitate the attraction and retention of businesses in Oswego County.  Mr. Barclay is currently a New York State Assemblyman for the 120th District, which includes Oswego, Onondaga and Jefferson counties.  Mr. Barclay's in-depth knowledge of economic development and the law provide the board with a unique and valuable perspective into economic development and legal issues.

John P. Funiciello is a licensed real estate broker and developer who owns and operates JF Real Estate in Syracuse, NY.  Mr. Funiciello began his career in real estate in 1986 as a commercial real estate agent and founded JF Real Estate in 1992.  JF Real Estate represents both owners and users of real estate, providing a wide array of skills and services that include brokerage, development, tenant and owner representation, site selection, space planning, building management, and much more.  Currently JF Real Estate represents approximately three million square feet of commercial and residential real estate in the Central New York Region.  Mr. Funiciello is a graduate of the State University of New York at Cortland with a degree in Economics and a concentration in Business.  He is an active member in the Syracuse community and has served on the Boards of Children's Consortium and the Samaritan Center. He currently sits on the Board at the North West YMCA.  Mr. Funiciello was recognized by the Central New York Business Journal's 40 Under 40, an honor given to Onondaga County business leaders under the age of 40.  Mr. Funiciello's extensive real estate experience and knowledge of the local real estate market, as well as his valuable insight into managing and overseeing a business, brings valuable expertise to the board.

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE DIRECTORS

Thomas W. Schneider has been employed by the Bank since 1988.  Mr. Schneider is the President and Chief Executive Officer of Pathfinder Bancorp, Inc. and the Bank. Prior to his appointment as President in 2000, Mr. Schneider was the Executive Vice President and Chief Financial Officer of Pathfinder Bancorp, Inc. and the Bank. Mr. Schneider is a member of the boards of directors of Pathfinder Bancorp, Inc. and the Bank. Mr. Schneider provides the board with extensive knowledge of our customers and lending markets.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

James A. Dowd, CPA, age 48, has been employed by the Bank since 1994 and was appointed in 2000 as the Senior Vice President and Chief Financial Officer of Pathfinder Bancorp, Inc. and the Bank. Mr. Dowd is responsible for the accounting, finance, marketing and facilities departments.

Melissa A. Miller, age 58, has been employed by the Bank since 1976.  Since 2005, Ms. Miller has served as Senior Vice President and Chief Operating Officer of Pathfinder Bancorp, Inc. and the Bank. Ms. Miller is responsible for deposit operations, branch administration and information services.

Edward A. Mervine, ESQ, age 59, is Senior Vice President, General Counsel and Corporate Secretary for Pathfinder Bancorp, Inc. and the Bank. Prior to joining us in 2002, Mr. Mervine was a partner in the law firm of Bond Schoeneck & King, PLLC.  Mr. Mervine is responsible for human resources, loss mitigation, security and legal and regulatory compliance.

Ronald Tascarella, age 57, has been the Senior Vice President and Chief Credit Officer of Pathfinder Bancorp, Inc. and the Bank since 2006.  Prior to joining us, he was Senior Vice President of Oswego County National Bank.  Mr. Tascarella is responsible for the Bank's lending operations.

Daniel R. Phillips, age 51, has been employed by the Bank since 1999 and since January 2014, has served as Senior Vice President and Chief Information Officer of Pathfinder Bancorp, Inc. and the Bank. Prior to joining us, he was Assistant Vice President of Community Bank.  Mr. Phillips is responsible for electronic delivery channels, information security and technology platforms.

INDEPENDENCE AND DIVERSITY OF DIRECTORS

Our common stock is listed on the NASDAQ Capital Market. The Board of Directors has determined that all of its directors, with the exception of Mr. Schneider, are "independent" pursuant to NASDAQ's listing requirements. In evaluating the independence of our independent directors, we considered the following transactions between us and our independent directors that are not required to be disclosed under "— Transactions with Certain Related Persons:"

(1)	we utilized vehicle maintenance and repair service from a dealership owned by Director, Chris R. Burritt.
(2)	we paid for broker opinions of value to the real estate company owned by Director John Funiciello; and
(3)	we utilized the law firm which our Director William A. Barclay is a partner, for real estate loan closings paid for by borrowers and paid the firm for closing services not paid by borrowers.

Our Board of Directors determined that these transactions (none of which exceed $5,000 per Director relationship) did not impair the independence of the named directors.  Our independent directors hold executive sessions no less than twice a year.

Pathfinder Bank conducts its business primarily in Oswego and Onondaga counties and the immediately contiguous counties in Upstate New York.  Our Board members are not, therefore, geographically diverse. Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying a director nominee, the Nominating Committee has strived to seek diversity of experience and opinion in its board membership.  Therefore, we have Board members and nominees representing both the active and retired, the private sector and the public sector, large and small employers, manufacturing and service industries.

TRANSACTIONS WITH CERTAIN RELATED PERSONS
There were no transactions or series of transactions since the beginning of the Company's fiscal year or any currently proposed transaction where the Company was or is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to us. This prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act.  Regulations permit executive officers and directors to receive the same terms through programs that are widely available to other employees, as long as the executive officer or director is not given preferential treatment compared to the other participating employees.  The Bank has made loans to each of the following officers and/or directors or their immediate families: Chris Burritt, James Dowd, John Funiciello, George Joyce, Edward A. Mervine, Melissa Miller, Daniel Phillips, Thomas Schneider, John Sharkey, III and Lloyd Stemple.
Full-time employees and directors after one year of service at the Bank are entitled to receive a primary residence mortgage loan at an interest rate of 0.50% below market, consistent with applicable laws and regulations.

The chart below lists the executive officers and directors who participated in the employee mortgage loan program during the years ended December 31, 2015 and 2014 and certain information with respect to their loans.  No other directors or executive officers participated in the employee mortgage loan program during the years ended December 31, 2015 and 2014.

	Largest Aggregate				Principal Paid	Interest Paid
	Balance 01/01/14		Non-Employee	Principal Balance	01/01/14 to	01/01/14 to
	to 12/31/15	Interest Rate	Interest Rate	12/31/2015	12/31/2015	12/31/2015
Name	$	%	%	$	$	$
Thomas Schneider	188,156	5.250	5.750	177,152	11,004	19,213
Edward Mervine	88,651	3.375	3.875	39,194	49,457	5,368
James Dowd	122,912	2.625	3.125	108,624	14,288	6,109
Chris Burritt	65,833	3.250	3.750	24,258	41,575	2,999
Lloyd Stemple	248,878	2.750	3.250	217,101	31,777	12,859
Daniel Phillips	69,766	3.625	4.125	66,878	2,888	4,959
George Joyce	29,364	5.875	6.375	17,707	11,656	1,415

Other than the loans noted above in the table, all other loans made to directors or executive officers: were made in the ordinary course of business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and did not involve more than normal risk of collectability or present other unfavorable features.
All transactions between us and our executive officers, directors, holders of 10% or more of the shares of the Company's common stock and affiliates thereof, must be approved by a majority of our independent outside directors not having any interest in the transaction, pursuant to our Code of Ethics.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our common stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). Our officers and directors and beneficial owners of greater than 10% of our common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis.  All forms were filed on a timely basis in 2015.

LEADERSHIP STRUCTURE AND RISK OVERSIGHT ROLE OF BOARD OF DIRECTORS

Our Board has a separate person serve as Chief Executive Officer ("CEO") and Chair of the Board and has functioned with that separation since the year 2000.  Mr. Burritt, our Chair, is an independent director as defined by NASDAQ's listing requirements. The Company has spent significant time evaluating its leadership structure and has determined that, under the present circumstances, separating the Chair and CEO positions is appropriate.  We believe this separation allows our Board to concentrate on policy and strategy and our CEO the time to concentrate on executing same.  Additionally, we believe this structure is most appropriate given the Board's role in monitoring the Company's execution of its business plan and the risk elements associated with such execution.

The primary risks facing the Bank, as the operating subsidiary of Pathfinder Bancorp, Inc., are interest rate risk, liquidity risk, investment risk, credit risk, risks associated with inadequate allowance for loan losses, cyber security risks, competitive risks and regulatory risks.  While the full Board is actively engaged in monitoring all of the noted risks, we have further assigned specific responsibilities to Board Committees for detailed review.  The Asset/Liability Committee, with the assistance of professional consultants, monitors interest rate risk, investment risk and liquidity risk. The Executive/Loan Committee, with the assistance of a professional loan review consultant, monitors the credit risks and risks associated with allowance for loan losses.  The Technology Steering Committee, with the assistance of professional experts, monitors and responds to cyber risks.  In addition, we purchase internet liability and other insurance to protect us against cyber security risks.  The Audit/Compliance Committee monitors regulatory risks.  Every member of our Board engages in continuing education in an effort to monitor Enterprise Risk Management issues so that they can effectively engage in their oversight role.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2015, the Board of Directors held eleven regular and two special meetings. During the year ended December 31, 2015, no director attended fewer than 75% percent of the total meetings of the Board of Directors and committees on which such director served.

COMPENSATION COMMITTEE

The Compensation Committee meets periodically to review the performance of officers and employees and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee. In the year ended December 31, 2015, the members of the Compensation Committee were Directors Joyce, Stemple, Ayoub, Gagas and Sharkey. All of these directors are "independent" pursuant to NASDAQ listing requirements. The Compensation Committee met three times during the year ended December 31, 2015.  The Compensation Committee has a charter which is available at our website at http://www.pathfinderbank.com/investor-relations.

Any shareholder who wishes to communicate directly with a member of the compensation committee should do so by e-mail to compcommittee@pathfinderbank.com.

As a small reporting company, we are not required to include a Compensation Discussion and Analysis (CD&A) under Item 402(b) of Regulation S-K.  Nevertheless, we do want our shareholders to understand fully our compensation policies and procedures so we incorporate many, but not all, of the required disclosures of a full CD&A.

Our Compensation Philosophy.  The Company's ability to attract and retain talented employees and executives with skills and experience is essential to providing value to its shareholders.  The Company seeks to provide fair and competitive compensation to its employees (including the Named Executive Officers described below) by providing the type and amount of compensation consistent with our peers.  We also seek to drive performance through short term incentive compensation and to align our executives' interest with shareholders with appropriate equity awards.

Role of the Compensation Committee and Consultants.  The Committee annually reviews the performance of the CEO and other executive officers and recommends to the Board of Directors changes to base compensation, as well as the amount of any bonus to be awarded.  In determining  whether  the  base  salary  of  an  officer should be increased, the Committee and the Board of Directors take into account individual performance, performance of the Company and information regarding compensation paid  to  executives  of  peer  group institutions performing similar  duties  in  the  Bank's  market  area.   The CEO recommends to the Compensation Committee, compensation arrangements for the Senior Vice Presidents.  He does not recommend compensation arrangements for himself or Board members.

While the Compensation Committee and the Board of Directors do not use strict numerical formulas to determine changes in compensation for the CEO and Senior Vice Presidents, and while they weigh a variety of different factors in their deliberations, both company-wide and individually-based performance objectives are used in setting the compensation of the CEO and Senior Vice Presidents.  Company-wide performance objectives emphasize earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on equity which are customarily used by similarly-situated financial institutions in measuring performance.  Individually-based performance objectives include non-quantitative factors considered by the Compensation Committee and the Board of Directors such as general management oversight of the Company, the quality of communication with the Board of Directors, the productivity of employees and execution of the Bank's Strategic Plan. Finally, the Compensation Committee and the Board of Directors considers the standing of the Company with customers and the community, as evidenced by customer and community complaints, compliments and a customer survey completed in 2009 and again in 2013.  While  the Compensation Committee  and the Board of Directors considers  each  of  the  quantitative  and  non-quantitative factors described above,  such  factors  are  not  assigned  a  specific weight in evaluating the performance  of  the  CEO  and  Senior Vice Presidents.  Specific weights are assigned to certain factors in the bonus system, however.

The Compensation Committee retains the services of Arthur Warren Associates ("Warren") to assist the Committee in analyzing executive and director compensation. Generally, Warren is retained triannually coincident with our "Say-on-Pay" vote.   He has also been retained for special projects like the freeze of our company pension, the implementation of a defined contribution SERP and other projects.
Warren was hired in 2014 to complete our triennial study of compensation for Named Executive Officers and independent board members.  Warren billed the Company $15,600 for his services in 2014.  Warren used a peer group consisting of the following publicly traded banks. Some of these peers were selected because of their geographic proximity and some were chosen because of their similar size and structure.
S1 Financial Group, Inc.	Codorus Valley Bancorp, Inc.	Cape Bancorp, Inc.
Bankwell Financial Group, Inc.	Evans Bancorp, Inc.	Oneida Financial Corp.
Berkshire Bancorp, Inc.	DNB Financial Corporation	Greene County Bancorp, Inc.
Salisbury Bancorp	Elmira Savings Bank	Wellesley Bancorp, Inc.
Lake Shore Bancorp, Inc.	NorthEast Community Bancorp, Inc.	PSB Holdings, Inc.
SBT Bancorp, Inc.	WVS Financial Corporation	VSB Bancorp, Inc.
Georgetown Bancorp, Inc.
Warren also relied on other survey sources including FDIC data as of June 30, 2014, Pearl Meyer & Partners 2013 New York Bankers Association Banking Compensation Survey, 2013 Northeast Bankers Survey, and the ERI Economic Research Institute Survey.
    While there was no study of compensation completed in 2015 by Warren, consistent with our triannual practice described previously, the Compensation Committee was presented with a report prepared by management that tracks executive compensation of our peer group described above.  This report shows that for 2015, Mr. Schneider's total compensation was near the median of his peers.  Warren was hired in late 2015 to assist in the development of the 2016 Pathfinder Bancorp, Inc. Equity Incentive Plan which is described in Proposal Number 2.

Compensation Best Practices.  Our compensation program is designed to retain each named executive and align their compensation with short-term and long-term performance.  Toward that end, we use the following compensation best practices:
•
Our cash based bonus payments and our proposed 2016 Pathfinder Bancorp, Inc. Equity Incentive Plan are tied to both financial and non-financial performance measures and are subject to a "clawback" policy, providing for the partial or total return of the cash bonus in the event of a restatement of our financial statements which makes the performance measures no longer valid;

•	No tax "gross ups" are included in any employment related agreement;
•	Our perquisites and personal benefits are limited to those that support a documented business purpose;
•
Our change in control provisions in the Company's employment and other agreements with its Named Executive Officers provide for payment only upon termination of employment or job diminishment with a change in control (a so called "double trigger" event);

•	We use appropriate peer groups when establishing compensation; and
•	We balance short and long-term incentives.

Compensation Program Elements.  The Compensation Committee, with the assistance of the consultant, has incorporated the following elements into the corporate program to meet the documented corporation philosophy:
•	Cash based salary and employment benefits that are competitive within our peers;
•	Cash based bonus, directly linking pay to both company and individual performance;
•
An equity plan designed to align the executives' interest with the company's shareholders in achieving long term performance.  (See Proposal 2 for the proposed 2016 Pathfinder Bancorp, Inc. Equity Incentive Plan);

•	A qualified 401(k) plan allowing executives to defer "pre-tax" earnings toward retirement;
•	A defined contribution supplemental executive retirement plan (SERP) rewarding long term service to the company;
•	Executive deferred compensation plan allowing executives to defer income for retirement purposes;
•	Insurance programs designed to replace income in the event of sickness, accident or death; and
•	Limited perquisites based on demonstrated business purpose.
EXECUTIVE COMPENSATION
Summary Compensation Table. The following table shows the compensation of Thomas W. Schneider, our principal executive officer, and the two most highly compensated other executive officers ("Named Executive Officers") that received total compensation of $100,000 or more during the past fiscal year for services to Pathfinder Bancorp, Inc. or any of its subsidiaries during the years ended December 31, 2015 and 2014, respectively.
Summary Compensation Table
				Non-Qualified
				Deferred
				Compensation	All Other
Name and		Salary	Bonus	Earnings	Compensation	Total
Principal Position	Year	($)	($) (1)	($) (2)	($) (3)	($)

Thomas W. Schneider,	2015	325,000	49,570	2,029	116,232	492,831
President and Chief	2014	283,000	67,562	1,200	99,292	451,054
Executive Officer

James A. Dowd	2015	176,215	23,437	2,798	53,970	256,420
Senior Vice President	2014	165,000	33,967	1,669	45,315	245,951
Chief Financial Officer

Edward A. Mervine,	2015	178,000	22,225	299	52,905	253,429
Senior Vice President,	2014	172,000	32,903	69	48,060	253,032
General Counsel and
Secretary

(1)	The 2014 bonuses included a stock transition bonus awarded to each Named Executive Officer for their contributions to the successful completion of the 2014 second-step conversion and stock offering.
(2)	The non-qualified deferred compensation earnings represents the above market or preferential earnings on compensation that was deferred by each Named Executive Officer.
(3)	All other compensation represents the following for each Named Executive Officer:

Named Executive	Year	Employee Savings Plan Company Contribution	Automobile Expense Reimbursement	Club Dues	Life Insurance Premium	* ESOP	Supplemental Executive Retirement Plan	Total
		($)	($)	($)	($)	($)	($)	($)
Thomas W. Schneider	2015	19,875	19,750	5,277	407	17,492	53,431	116,232
James A. Dowd	2015	13,321	-	-	407	14,242	26,000	53,970
Edward A. Mervine	2015	15,017	-	-	407	11,481	26,000	52,905

*The ESOP value is calculated based on the Company's stock price of $12.90 per share as of December 31, 2015.

Employment Agreements.  The Company and its operating subsidiary, Pathfinder Bank, entered into employment agreements with Thomas W. Schneider and Edward A Mervine.  The agreements have an initial term of three years.  Unless notice of non-renewal is provided, the agreements renew annually.  The agreements provide for the payment of a base salary, which will be reviewed at least annually, and which may be increased.  Under the agreements, the 2015 base salaries for Messrs. Schneider and Mervine were $325,000 and $178,000 respectively.  In addition to the base salary, each agreement provides for, among other things, participation in employee and welfare benefit plans and incentive compensation and bonus plans applicable to senior executive employees, and reimbursement of business expenses.

The executives are entitled to severance payments and benefits in the event of termination of employment under specified circumstances.  In the event their employment is terminated for reasons other than for cause, disability or retirement, or in the event they resign during the term of the agreement following:

(1)	the failure to elect or re-elect or to appoint or re-appoint the executive to his executive position;

(2)	a material change in the executives' functions, duties, or responsibilities, which change would cause the executives' position to become one of lesser responsibility, importance or scope;

(3)	the liquidation or dissolution of Pathfinder Bancorp, Inc. or the Bank, other than liquidations or dissolutions that are caused by reorganizations that do not affect the status of the executives;

(4)	a relocation of the executives' principal place of employment by more than 30 miles from its location as of the date of the agreements;

(5)	a material breach of the agreements by Pathfinder Bancorp, Inc. or the Bank; or

(6)	solely with respect to Mr. Schneider, a failure to be nominated, elected or re-elected to the Board,

the executives will be entitled to a severance payment equal to three times the sum of the their base salary and the highest rate of bonus awarded to them during the prior three years, payable as a single cash lump sum distribution within 30 days following their date of termination.  In addition, Pathfinder Bancorp, Inc. or the Bank will continue to provide the executives with continued life insurance and non-taxable medical and dental coverage for 36 months.

If the executives voluntarily resign (without the occurrence of the specified circumstances listed above) from their employment with Pathfinder Bancorp, Inc. and the Bank, the Board will have the discretion to provide severance pay to the executives, provided, however, that such amount does not exceed three times the average of the executives' three preceding years' base salary, including bonuses, any other cash compensation paid to the executives during such years, and the amount of contributions made on behalf of the executives to any employee benefit plans maintained by Pathfinder Bancorp, Inc. or the Bank during such years.

Upon the occurrence of  a change in control of Pathfinder Bancorp, Inc. or the Bank followed by the executives' termination of employment for any reason, other than for cause, they will be entitled to receive a single cash lump distribution equal to 2.99 times their average base salary over the previous five years, including bonuses, any other cash compensation paid to them during such years, and the amount of contributions made on behalf of the executives to any employee benefit plans maintained by Pathfinder Bancorp, Inc. or the Bank during such years.  In addition, Pathfinder Bancorp, Inc. or the Bank will continue to provide the executives with continued life insurance and non-taxable medical and dental coverage for 36 months.  In the event payments made to the executives include an "excess parachute payment," as defined in Section 280G of the Internal Revenue Code, the payments will be reduced by the minimum dollar amount necessary to avoid this result.  Should the executives become disabled, they would be entitled to receive their base salary for one year, where the payment of base salary will commence within 30 days from the date the executives are determined to be disabled, and will be payable in equal monthly installments.

Upon the executives' voluntary resignation from employment (without the occurrence of the specified circumstances listed above) the executives agree not to compete with Pathfinder Bancorp, Inc. or the Bank for one year following their resignation.

Change of Control Agreement.   Pathfinder Bancorp, Inc. and Pathfinder Bank have entered into a Change of Control Agreement with James A. Dowd which provides certain benefits to Mr. Dowd should he be "dismissed" from employment within a twelve month period following a change of control of the Company or the Bank.  Although "dismissal" does not include a termination for cause or voluntary termination, it does include a voluntary resignation as a result of:

•	a material change in the executive's functional duties or responsibilities which would cause the executive's position to become one of lesser responsibility, importance of scope.

•	a relocation of the executive's principal place of employment by more than 30 miles from its location as of the date of the agreement.

•	a material reduction in the benefits to the executive as of the date of the agreement.

In the event of such dismissal, the executive, or his beneficiary should he die subsequent to the dismissal, is entitled to a lump sum payment equal to his most recent annual base salary plus bonuses and any other cash compensation paid to the executive within the most recent twelve (12) month period.  The executive is also entitled to continued life, medical and dental coverage for a period of twelve months subsequent to the dismissal, and will become fully vested in any stock option plans, deferred compensation plans, or restricted stock plans in which he participates.

Defined Contribution Supplemental Retirement Income Agreements.  The Bank adopted a Supplemental Executive Retirement Plan (the "SERP"), effective January 1, 2014.  The SERP benefits certain key senior executives of the Bank who are selected by the Board to participate, including our Named Executive Officers, Thomas W. Schneider, Edward A. Mervine and James A. Dowd.  The SERP is intended to provide a benefit from the Bank upon retirement, death, disability or voluntary or involuntary termination of service (other than "for cause"), subject to the requirements of Section 409A of the Internal Revenue Code.  Accordingly, the SERP obligates the Bank to make a contribution to each executive's account on the last business day of each calendar year.  In addition, the Bank, may, but is not required to, make additional discretionary contributions to the executive's accounts from time to time.  All executives currently participating in the plan, including the Named Executive Officers, are fully vested in the Bank's contribution to the plan.  In the event the executive is terminated involuntarily or resigns for good reason within 24 months following a change in control, the Bank is required to make additional annual contributions the lesser of:  (1) three years or (2) the number of years remaining until the executive's benefit age, subject to potential reduction to avoid an excess parachute payment under Code Section 280G.  In the event of the executive's death, disability or termination within 24 months after a change in control, the executive's account will be paid in a lump sum to the executive or his beneficiary, as applicable.  In the event executive is entitled to a benefit from the SERP due to retirement or other termination of employment, the benefit will be paid either in a lump sum or in 10 annual installments as detailed in the executive's participant agreement.

Executive Deferred Compensation Plan.  Pathfinder Bank maintains an Executive Deferred Compensation Plan for a select group of management employees, including our Named Executive Officers.  A participant in the plan is eligible to defer, on a monthly basis, a percentage of compensation received from the Bank, up to $750.  The participant's deferred compensation will be held by the Bank subject to the claims of the Bank's creditors in the event of the Bank's insolvency.

Upon the earlier of the date on which the participant terminates employment with the Bank or attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled to his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years.  In the event of a change in control of Pathfinder Bancorp, Inc. or the Bank followed by the participant's termination of employment within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age.  Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years.  If the participant dies after commencement of payment of the deferred compensation benefit, the Bank will pay the participant's beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the participant's date of disability.  Such benefit will commence within 30 days following the date on which the participant is disabled and will be payable in monthly installments for 10 years.  If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant's beneficiary will be entitled to receive a survivor benefit.

2010 Stock Option Plan. The Pathfinder Bancorp, Inc. 2010 Stock Option Plan (the "Stock Option Plan") was approved at our 2010 annual meeting. The Stock Option Plan authorized the issuance of up to 150,000 shares of common stock pursuant to grants of stock option awards to our senior executive officers and outside directors. The options that were granted, vest over 5 years (20% per year for each year of the participant's service), had an exercise price of $9.00, (the market price on the date of the grant) and have an exercise period of 10 years from the date of the grant, June 23, 2011. Because of the recent second step conversion of Pathfinder Bancorp, MHC into a fully-converted stock holding company as Pathfinder Bancorp, Inc., both the number of options and the exercise price were adjusted by the exchange ratio of 1.6472.   Approval of a new Equity Incentive Plan is being sought this year.  See the discussion on Proposal No. 2.
Outstanding Equity Awards at Year-End.  The following table sets forth information with respect to our outstanding equity awards as of December 31, 2015 for the Named Executive Officers, after adjustment for the exchange ratio in the second step conversion.
Option Awards (2)
			Equity incentive plan
	Number of securities	Number of securities	awards: number of
	underlying unexercised	underlying unexercised	securities		Option
	options	options	underlying unexercised	Option	expiration
	(#)	(#) (1)	unearned options	exercise price	date
Named Executive	Exercisable	Unexercisable	(#)	($)
Thomas A. Schneider	27,673	6,918	-	5.46	7/23/2021
James A. Dowd	17,790	4,447	-	5.46	7/23/2021
Edward A. Mervine	17,790	4,447	-	5.46	7/23/2021

(1)	All stock options in this column vest at a rate of 20% per year, commencing on June 23, 2012.
(2)	At December 31, 2015, there are 79,065 stock options outstanding for the Named Executive Officers.

Defined Benefit Plan.  Pathfinder Bank maintains a tax-qualified noncontributory defined benefit plan ("Retirement Plan").  The Company "froze" the Retirement Plan effective June 30, 2012 ("Plan Freeze Date"). After the Plan Freeze Date, no employee is permitted to commence or recommence participation in the Plan and no further benefits accrue to any plan participants. Employment service after the Plan Freeze Date does continue to be recognized for vesting purposes, however.  Prior to the Plan Freeze Date, all salaried employees age 21 or older who worked for the Bank for at least one year and were credited with 1,000 or more hours of employment during the year were eligible to accrue benefits under the Retirement Plan.

At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is equal to 1.5% of a participant's average monthly compensation for periods after May 1, 2004, through the plan freeze date described below and 2.0% of the participant's average monthly compensation for credited service prior to May 1, 2004 based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant's years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant's disability or death. A reduced benefit is payable upon early retirement at or after age 60. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms. On December 31, 2015, the market value of the Retirement Plan trust fund was approximately $12.8 million. The Company was not required to make a contribution to the Plan in 2015.

Employee Savings Plan.  Pathfinder Bank maintains an Employee Savings Plan which is a qualified, tax-exempt profit sharing plan with a "cash or deferred" feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). All employees who have attained age 21 and have completed 90 days of employment during which they worked at least 1,000 hours are eligible to participate.

Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash, in an amount up to 75% of their compensation to the 401(k) Plan, provided that the amount deferred does not exceed $18,000 for 2015.  In addition, for participants who are age 50 or older by the end of any taxable year, the participant may elect to defer additional amounts (called "catch-up contributions") to the 401(k) Plan.  The "catch-up contributions" may be made regardless of any other limitations on the amount that a participant may defer to the 401(k) Plan. The maximum "catch-up contribution" that a participant can make in 2015 is $6,000. For these purposes, "compensation" includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by the Bank), but does not include compensation in excess of $265,000 for 2015. The Bank generally provides a match of 100% of the first 3% of the participating employees salary, plus 50% of the next 3% of the participating employees salary. All employee contributions and earnings thereon are fully and immediately vested.  Employer matching contributions vest at the rate of 20% per year beginning at the end of a participant's second year of service with the Bank until a participant is 100% vested after six years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service.  To partially offset the impact on employees due to the Retirement Plan freeze discussed above, the Company, on January 1, 2013, began making a 3% safe harbor contribution to all eligible participants in addition to the match contributions described above.  The employer safe harbor contribution is fully vested at all times.

401(k) Plan benefits will be paid to each participant in a lump sum. For the plan year ended December 31, 2015, the Bank made a matching contribution in the amount of $269,000 to the 401(k) Plan. In addition, the Company made a $205,000 safe harbor contribution to the plan in 2015.

Employee Stock Ownership Plan.  Pathfinder Bank maintains an Employee Stock Ownership Plan ("ESOP"). Employees who are at least 21 years old with at least one year of employment with the Bank are eligible to participate.  On April 6, 2011, the ESOP acquired 125,000 shares of common stock to replenish its ability to make stock contributions to participants' accounts.  The shares were acquired pursuant to a loan obtained from a third party lender.  The Bank makes annual contributions to the ESOP which contributions are used by the ESOP to repay the ESOP loan.  In connection with the second step conversion and offering, the ESOP purchased 105,442 shares, which equaled 4% of the shares issued in the offering.  In connection with such purchase, the ESOP borrowed sufficient funds from Pathfinder Bancorp, Inc to both refinance the remaining outstanding balance on the third party loan and purchase the additional shares.

Benefits under the ESOP become vested in an ESOP participant at the rate of 20% per year, starting upon an employee's completion of one year of credited service, and will be fully vested upon completion of five years of credited service. Participants' interest in their account under the ESOP will also fully vest in the event of termination of service due to their normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable generally upon the participants' termination of employment with the Bank, and will be paid in the form of common stock, or to the extent participants' accounts contain cash, benefits will be paid in cash.  However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.

NOMINATING/GOVERNANCE COMMITTEE

The Nominating/Governance Committee met two times in the year ended December 31, 2015 to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2015, the Nominating/Governance Committee was comprised of Directors Barclay, Gagas, Joyce and Stemple, all of whom were "independent" pursuant to the NASDAQ listing requirements. The Nominating/Governance Committee has a charter which is available at our website at http://www.pathfinderbank.com/investor-relations.

Among other things, the functions of the Nominating/Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;
•	to review and monitor compliance with the requirements for board independence; and
•	to review the committee structure and make recommendations to the Board regarding committee membership.
The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating/Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating/Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating/Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Nominating/Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	has personal and professional ethics and integrity and whose values are compatible with ours;
•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our shareholders;
•	has the capacity and desire to represent the balanced, best interest of our shareholders as a group, and not primarily a special interest group or constituency; and
•
Has had a principal residence for two years on a continuous basis within the following counties in New York – Oswego, Jefferson, Lewis, Oneida, Onondaga or Cayuga.  Our Bylaws provide that this provision may be overridden by 2/3 vote of the Board of Directors.

The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee Financial Expert.
The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the Company. Shareholders who are so qualified may send their recommendations to our Corporate Secretary for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for candidates for the 2017 annual meeting must be received by the Nominating/Governance Committee by June 30, 2016.
Shareholders may submit the names of candidates to be considered by writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:
•
the name and address of the shareholder as it appears on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

•	a statement of the candidate's business and educational experience;
•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between us and the candidate;
•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.
The Nominating/Governance Committee will consider shareholder recommendations made in accordance with the above similarly to any other nominee proposed by any other source. We have not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating/Governance Committee has not received within the last year a recommended nominee from any shareholder.

AUDIT COMMITTEE
In 2015, the Audit Committee consisted of Directors Ayoub, Gagas, Funiciello and Sharkey.  The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the independent registered public accounting firm ("the Auditors") to review quarterly and annual filings, the results of the annual audit and other related matters. The Chairman of the Audit Committee may meet with the Auditors on quarterly filing issues in lieu of the entire committee. The Audit Committee met five times in 2015. Each member of the Audit Committee is "independent" as defined in the listing standards of NASDAQ and SEC Rule 10A(m)-3. Our Board of Directors has adopted a written charter for the Audit Committee which is available on our website at http://www.pathfinderbank.com/investor-relations.
The Audit Committee maintains an understanding of our key areas of risk and assesses the steps management takes to minimize and manage such risks; selects and evaluates the qualifications and performance of the Auditors; ensures that the internal and external auditors maintain no relationship with management and/or us that would impede their ability to provide independent judgment; oversees the adequacy of the systems of internal control; reviews the nature and extent of any significant changes in accounting principles; and oversees that management has established and maintained processes reasonably calculated to ensure our compliance with all applicable law, regulations, corporate policies and other matters contained in our Code of Ethics which is available on our website at http://www.pathfinderbank.com/investor-relations. The Audit Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

The Board of Directors of Pathfinder Bancorp, Inc. has determined that Mr. Ayoub qualifies as an Audit Committee financial expert serving on the committee. Mr. Ayoub meets the criteria established by the Securities and Exchange Commission.
Our Auditors for 2015 were Bonadio & Co., LLP.
Audit Fees
Bonadio & Co., LLP billed us a total of $121,939 and $128,845 for the audit of our 2015 and 2014 annual consolidated financial statements and Annual Report on Form 10-K, respectively, and also included the review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.
Audit-related fees

Bonadio & Co., LLP billed us a total of $50,270 and $35,856 for 2015 and 2014, respectively, for audit-related fees which included professional services rendered for the three annual audits of the Company's employee benefit plans.

Recurring and non-recurring tax services

Bonadio & Co., LLP billed us a total of $34,675 and $56,425 in 2015 and 2014, respectively, for tax fees which included the preparation of state and federal tax returns, calculation of the quarterly tax estimates, a state tax opinion for the second-step conversion and offering in 2014 and other tax-related consulting.  Recurring and non-recurring tax services included assistance in connection with the New York State Franchise tax examination.

All Other Fees

 Bonadio & Co., LLP billed us a total of $5,500 and  $63,513 for 2015 and 2014, respectively, for other fees which included a cost segregation study in 2015 and SBLF procedures, Form S-1 Registration Statement procedures, Form S-8 Consent procedures and various other consulting matters in 2014.

Policy On Audit Committee Pre-Approval Of Audit And Non-Audit Services Of The Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the non-audit fees incurred in 2015 and 2014 were preapproved pursuant to our policy.
The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its Auditors. The Audit Committee concluded that performing such services in 2015 did not affect the auditors' independence in performing their function as independent registered public accounting firm.

Audit Committee Report

In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:
As part of its ongoing activities, the Audit Committee has:
•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2015;
•	Discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, Communication with Audit Committees;
•
Received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm their independence; and

•	Considered the compatibility of non-audit services described above with maintaining auditor independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015. The Audit Committee appointed Bonadio & Co., LLP as Auditors for 2015, which appointment the shareholders will be asked to ratify at the Annual Meeting.
This report has been provided by the Audit Committee:
Messrs. Ayoub, Gagas, Funiciello and Sharkey
DIRECTORS' COMPENSATION
Each non-employee director receives an annual retainer of $13,100, a meeting fee of $800 for each Board meeting attended and $600 for each committee meeting attended, except for Executive Loan Committee fees which are $300.  The Board Chair receives an additional retainer of $12,000.  The Audit Committee Chairman receives an additional retainer of $6,000 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman. Employee directors do not receive any  fees.  We paid a total of $298,008 in director fees during the year ended December 31, 2015.

Set forth below is director compensation for each of our non-employee directors for the year ended December 31, 2015.
Director Compensation
				Non-qualified
		Fees earned		deferred
		or paid in	Stock	compensation	All other
		cash	Options(1)	earnings (2)	compensation (3)	Total
Name	Year	($)	($)	($)	($)	($)
David A. Ayoub	2015	41,400	-	1,195	-	42,595
William A. Barclay	2015	33,100	-	597	-	33,697
Chris R. Burritt	2015	51,800	-	19,016	-	70,816
John P. Funiciello	2015	34,508	-	1,195	-	35,703
Adam C. Gagas	2015	37,300	21,084	-	-	58,384
George P. Joyce	2015	36,500	-	5,694	-	42,194
John F. Sharkey	2015	34,500	21,084	-	-	55,584
Lloyd "Buddy" Stemple	2015	28,900	-	3,449	-	32,349

(1)
At December 31, 2015, each director held 8,236 outstanding stock options.  The directors' stock options have been adjusted by the exchange ratio applied in the second step conversion. The valuation for the year ended December 31, 2015 represents the grant date fair value of the stock option awards granted to the directors under the 2010 Stock Otion Plan. The grant date fair value of the stock option awards has been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718).  Assumptions used in the calculations of these amounts are included in Note 15 to our Financial Statements in our Annual Report on Form 10-K filed with the SEC on March 29, 2016.

(2)	The non-qualified deferred compensation earnings represents the above market or preferential earnings on compensation that was deferred by each named director to the Trustee Deferred Fee Plan.
(3)	No named director received perquisites and any other personal benefits that exceeded, in the aggregate, $10,000.

Director fees are reviewed annually by the Compensation Committee for recommendation to the Board of Directors.  The committee reviews relevant peer group data similar to that used in the executive compensation review.  The Committee believes that an appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to direct the Company.  Mr. Warren, our compensation consultant, concluded in his 2014 study that Director Compensation was comparable to peer banks, but suggested that additional efforts be made to align directors with shareholder interests.  The Board has taken Mr. Warren's suggestions into consideration in the design of the 2016 Pathfinder Bancorp, Inc. Equity Incentive Plan described in Proposal 2.

Trustee (Director) Deferred Fee Plan.  Pathfinder Bank maintains the Trustee Deferred Fee Plan for members of the Board of Pathfinder Bank and Pathfinder Bancorp, Inc.  A participant in the plan is eligible to defer, on a monthly basis, the lesser of (i) $2,000 or (ii) 100% of the monthly fees the participant would be entitled to receive each month.  The participant's deferred fees will be held by the Bank subject to the claims of the Bank's creditors in the event of the Bank's insolvency.

Upon the earlier of the date on which the participant's services are terminated or the participant attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years.  In the event of a change in control of Pathfinder Bancorp, Inc. or the Bank followed by the participant's termination of services within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age.   Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years.  If the participant dies after commencement of payment of the deferred compensation benefit, the Bank will pay the participant's beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the date of the participant's disability.  Such benefit will commence within 30 days following the date on which the participant is determined to be disabled and will be payable in monthly installments for 10 years.  If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant's beneficiary will be entitled to receive a survivor benefit.

SHAREHOLDER COMMUNICATIONS
The Board of Directors has established a process for shareholders to send communications to a director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with our directors should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126 or by email to directors@pathfinderbank.com. The communication should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:
•	Forward the communication to the director or directors to whom it is addressed;
•	Attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or
•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
ATTENDANCE AT ANNUAL MEETINGS
The Company does not have a policy regarding the attendance of Board members at the Annual Meeting, although all are encouraged to attend.  Eight of our directors attended the 2015 Annual Meeting.

CODE OF ETHICS

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at http://www.pathfinderbank.com/investor-relations.  Amendments to, and waivers from, the Code of Ethics will also be disclosed on our website.

PROPOSAL 2 –APPROVAL OF THE PATHFINDER BANCORP, INC. 2016 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan (the "Equity Incentive Plan"), to provide officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of Pathfinder Bancorp. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PATHFINDER BANCORP, INC. 2016 EQUITY INCENTIVE PLAN.  UNLESS OTHERWISE INSTRUCTED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE EQUITY INCENTIVE PLAN.  IN THE EVENT AT THE TIME OF THE ANNUAL MEETING THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE EQUITY INCENTIVE PLAN, THE ANNUAL MEETING MAY BE ADJOURNED IN ORDER TO PERMIT THE FURTHER SOLICITATION OF PROXIES.
The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 369,047 shares of Pathfinder Bancorp common stock pursuant to grants of restricted stock awards, restricted unit awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 263,605 ("Stock Option Maximum," all of which may be granted as incentive stock options) and the minimum number of shares of stock that may be issued as restricted stock awards or restricted stock units is 105,442 ("Restricted Stock Minimum").  Notwithstanding the foregoing, Pathfinder Bancorp may grant additional shares of restricted stock and restricted stock units, provided, however, that each additional share that is granted as restricted stock and/or a restricted stock unit in excess of the Restricted Stock Minimum shall be counted against the Stock Option Maximum and shall cause the cancellation of three shares available for grant as stock options.  As an example, if 1,000 shares above the Restricted Stock Minimum are granted as restricted stock, then 3,000 shares available for grant as stock options will be cancelled and will no longer be available for grant under the Equity Incentive Plan.

The Equity Incentive Plan will be administered by the members of Pathfinder Bancorp Compensation Committee (the "Committee") who are "Disinterested Board Members," as defined in the Equity Incentive Plan. The Committee has the authority and discretion set forth in the Equity Incentive Plan, including, but not limited to, selecting the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Equity Incentive Plan; and interpreting the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more member of the Board of Directors who are not "outside directors," including the authority to grant certain awards.

The Committee may grant an award under the Equity Incentive Plan as: (i) an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Pathfinder Bancorp or a subsidiary of Pathfinder Bancorp, or (ii) the form of payment for grants or rights earned or due under any other plan or arrangement of Pathfinder Bancorp or a subsidiary of Pathfinder Bancorp, including the plan of any entity acquired by Pathfinder Bancorp or a subsidiary of Pathfinder Bancorp.

Eligibility

Employees and directors of Pathfinder Bancorp or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee and set forth in the recipient's award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no award shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock or restricted stock units.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the closing sales price of Pathfinder Bancorp's common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Pathfinder Bancorp's common stock was not traded on such date, then on the last preceding date on which any reported sale of Pathfinder Bancorp common stock occurred or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, "fair market value" of the common stock will mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashier's check, (ii) by tendering stock of Pathfinder Bancorp owned by the participant in satisfaction of the exercise price, (iii) by a "cashless exercise" through a third party, (iv) by a net settlement of the stock option, (v) by other property deemed acceptable by the Committee or (vi) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an unvested award and any dividends and distributions with respect to the common stock will be delayed and distributed to the participant at the time the restricted stock vests.

Restricted Stock Units.  A restricted stock unit award is similar to a restricted stock award except that no share of common stock is actually awarded to the recipient on the date of grant.  Each restricted stock unit is evidenced by an award agreement that specifies the restriction period, the number of restricted stock units granted and such other provision as the Committee will determine.  Restricted stock unit awards will be paid in shares of common stock, or, in the sole discretion of the Committee, in cash or a combination of cash and shares of common stock.

Performance Awards.  A performance award is an award of stock options, restricted stock or restricted stock units that will vest upon the achievement of one or more performance measures set forth in the Equity Incentive Plan.

Limitation on Awards under the Equity Incentive Plan

The maximum number of shares of stock available under the Equity Incentive Plan is 369,047.  The maximum number of shares that may be delivered pursuant to the exercise of stock options is 263,605 and the minimum number of shares that may be issued as restricted stock awards and restricted stock units is 105,442.  No employee may receive more than 25% of the stock options granted and no more than 25% of any restricted stock and/or restricted stock units granted under the Equity Incentive Plan.  No non-employee director may receive more than 5% of the stock options granted nor more than 5% the restricted stock awards and/or restricted stock units granted and all non-employee directors in the aggregate may not receive more than 30% of the aggregate stock options granted nor more than 30% of the aggregate restricted stock awards and/or restricted stock units granted under the Equity Incentive Plan.  At the Stock Option Maximum, the maximum number of shares of stock that may be covered by a stock option granted to any employee will not exceed 65,901, all of which may be granted during any calendar year.  At the Restricted Stock Minimum, the maximum number of shares of stock that may be subject to restricted stock awards and restricted stock units granted to any employee will not exceed 26,360 shares.  At the Stock Option Maximum, the maximum number of shares of stock that may be covered by a stock option granted to any non-employee director will not exceed 13,180, all of which may be granted during any calendar year and the maximum number of shares of stock that may be covered by stock options granted to all non-employee directors in the aggregate will not exceed 79,082.  At the Restricted Stock Minimum, the maximum number of shares of stock that may be subject to restricted stock awards and restricted stock units granted to any non-employee director will not exceed 5,272 shares and the maximum number of shares of stock that may be covered by restricted stock awards and restricted stock units granted to all non-employee directors in the aggregate will not exceed 31,633.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or cancelled or because a stock option is not exercised, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of Pathfinder Bancorp, including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination or exchange of shares, stock dividend, stock split or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property) liquidation, dissolution, or other similar corporate transaction or event, the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options, restricted stock awards and restricted stock units, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, restricted stock and restricted stock units and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, restricted stock and restricted stock units.  At any time prior to the consummation of such corporate transaction, the Committee may direct that all, but not less than all, outstanding stock options be cancelled in exchange for a cash payment per share equal to the excess of the value exchanged over the exercise price of such stock option, provided, that if a the stock option is "underwater" (i.e., a stock option is "underwater" if the exercise price exceeds the fair market value of the underlying stock), the Committee may, in its discretion cancel and terminate such underwater stock option without the consent of and without any payment to the holder of such stock option.

Prohibition Against Repricing of or Cashing out Underwater Stock Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.  Similarly, the Equity Incentive Plan prohibits the Company from cashing out underwater stock options without shareholder approval.

Performance Features

General. A federal income tax deduction for Pathfinder Bancorp will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or four other most highly compensated officers (other than its chief financial officer) required to be reported to shareholders under the Securities Exchange Act of 1934. However, amounts that constitute "performance-based compensation" (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders' equity; cash return on average stockholders' equity; return on average tangible stockholders' equity; cash return on average tangible stockholders' equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; total stockholder return; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Pathfinder Bancorp as a whole or of any one or more subsidiaries or business units of Pathfinder Bancorp or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the Internal Revenue Code. The Committee may modify performance measures in certain circumstances set forth in the Equity Incentive Plan.

Vesting of Awards

If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Pathfinder Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting in the event of death, disability, or involuntary termination (as defined in the Equity Incentive Plan) following a change in control.  The Committee will have the power to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award or to extend the period to exercise a stock options, provided that no award will vest in less than one year from the date of grant unless due to death, disability or involuntary termination following a change in control.

Effect of Termination of Service on Awards

Unless otherwise determined by the Committee and stated in an award agreement, in the event of a participant's termination of service for any reason other than disability, death, retirement or for cause, stock options will be exercisable only as to those shares that were immediately exercisable by the participant at the date of termination and only for three months following termination and any restricted stock award and restricted stock unit that has not vested as of the date of termination of service will expire and be forfeited.  In the event of termination of service for cause, all stock options that have not been exercised and all restricted stock awards and restricted stock units granted to a participant that have not vested will expire and be forfeited.  In the event of termination of service due to disability or death, all stock options subject to an outstanding award will be exercisable, whether or not then exercisable, and all restricted stock awards and restricted stock units will vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of termination of service.  Stock options may be exercised for one year following termination of service due to death or disability or the remaining term of the stock option, if less.  In the event of termination of service due to retirement, a participant's vested stock options will be exercisable for one year following termination of service, or the remaining term of the stock option, if less.

Change in Control

Unless otherwise determined by the Committee and stated in an award agreement, upon the occurrence of an involuntary termination at or following a change in control of Pathfinder Bancorp, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested.  Any outstanding unvested Awards will be deemed earned and shall vest if not assumed by a successor entity.  For the purposes of the Equity Incentive Plan, a change in control occurs when: (a) any person is or becomes the beneficial owner, directly or indirectly, of our securities representing 25% or more of the combined voting power of our then-outstanding voting securities; (b) the Incumbent Directors (as defined in the Equity Incentive Plan) cease, for any reason, to constitute a majority of the Whole Board (as defined in the Equity Incentive Plan); or (c) a plan of reorganization, merger, consolidation or similar transaction involving one or more other corporations or entities and us is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined in the Equity Incentive Plan as an Excluded Transaction, or our stockholders approve a plan of complete liquidation, or a sale, liquidation or other disposition of all or substantially all of the assets of Pathfinder Bancorp or the Bank is consummated; or (d) a tender offer is made for 25% or more of our outstanding voting securities and the stockholders owning beneficially or of record 25% or more of our outstanding voting securities have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

In the event of a change in control, any performance measure attached to a performance award under the Equity Incentive Plan shall be deemed satisfied at the "target level" as of the date of the change in control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case the performance awards will best at such higher level.

Forfeiture

The Committee may specify in an award agreement that rights, payments and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, including termination of employment for cause; termination of the participant's provision of services to Pathfinder Bancorp or any subsidiary; violation of material policies of Pathfinder Bancorp or subsidiary; breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant; or other conduct of the participant that is detrimental to the business or reputation of Pathfinder Bancorp or any subsidiary.

If Pathfinder Bancorp is required to prepare an accounting restatement due to the material noncompliance of Pathfinder Bancorp, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or Section 954 of the Dodd Frank Act shall reimburse Pathfinder Bancorp the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors from time to time.

Automatic Exercise

In the sole discretion of the Committee, any stock options that are exercisable but unexercised as of the day immediately preceding the tenth anniversary of the grant date may be automatically exercised in certain circumstances set forth in the Equity Incentive Plan and in accordance with procedures established by the Committee.
Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant's (or affected beneficiary's) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the plan), or materially modify the requirements for participation in the Equity Incentive Plan, without stockholder approval. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Pathfinder Bancorp.

Duration of Plan

The Equity Incentive Plan will become effective upon the approval by the stockholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no award may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Pathfinder Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Pathfinder Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Pathfinder Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Pathfinder Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Pathfinder Bancorp will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements, or if permitted without resulting in liability accounting under FASB ASC Topic 718, in an amount up to the participant's highest marginal tax rate.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Pathfinder Bancorp.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Pathfinder Bancorp's ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the two other most highly compensated executive officers named in the summary compensation table ("covered employees"). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. "Qualified performance-based compensation" is not subject to this limit and is fully deductible by Pathfinder Bancorp "Qualified performance-based compensation" is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered "qualified performance-based compensation" even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.
In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee's retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. Pathfinder Bancorp expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan.  Pathfinder Bancorp suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under FASB ASC Topic 718, Pathfinder Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Unless otherwise instructed, validly executed proxies will be voted "FOR" this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APRPOVAL OF THE PATHFINDER BANCORP, INC. 2016 EQUITY INCENTIVE PLAN  SET FORTH IN PROPOSAL 2.

PROPOSAL 3 -RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for 2016.  At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of Bonadio & Co., LLP, for the year ending December 31, 2016. A representative of Bonadio & Co., LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires. Information regarding our engagement of Bonadio & Co., LLP is set forth under "Audit Committee."
In order to ratify the selection of Bonadio & Co., LLP, as our independent registered public accounting firm for 2016, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BONADIO & CO., LLP AS AUDITORS FOR 2016.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 214 West First Street, Oswego, New York 13126, no later than December 7, 2016. Any such proposals shall also be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
Our Bylaws provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of shareholders. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, Pathfinder Bancorp, Inc.'s Secretary must receive written notice not less than 80 days nor more than 90 days prior to any such meeting; provided, however, that if less than 90 days' notice or prior public disclosure of the date of the meeting is given to shareholders, such written notice shall be delivered or mailed to and received by the Secretary of Pathfinder Bancorp, Inc. at its principal executive office not later than the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made.
The notice with respect to shareholder proposals that are not nominations for director must set forth as to each matter such shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such shareholder as they appear on Pathfinder Bancorp, Inc.'s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Pathfinder Bancorp, Inc. which are owned beneficially or of record by such shareholder and such beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person's qualification to serve on the board of directors of Pathfinder Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of these Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on Pathfinder Bancorp, Inc.'s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Pathfinder Bancorp, Inc. which are owned beneficially or of record by such shareholder and such beneficial owner; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act of 1934 or any successor rule or regulation.
The 2017 annual meeting of shareholders is expected to be held May 3, 2017.  Advance written notice for certain business, or nominations to the board of directors, to be brought before the next annual meeting must be given to us no earlier than February 2, 2017 and no later than February 12, 2017.  If notice is received before February 2, 2017 or after February 12, 2017, it will be considered untimely, and we will not be required to present the matter at the shareholders meeting.

Nothing in this paragraph shall be deemed to require the  Company  to  include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion  established  by  the  SEC  in  effect  at  the  time such proposal is received.

OTHER MATTERS
The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by us. We have retained Laurel Hill Advisory Group, LLC to assist us in soliciting proxies, and have agreed to pay Laurel Hill Advisory Group, LLC a fee of $6,000 plus reasonable expenses for these services.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by e-mail or telephone without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Edward A. Mervine
Edward A. Mervine
Secretary
Oswego, New York
April 6, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement, Annual Report and Form 10-K and Proxy Card are available at http://www.pathfinderbank.com/annualmeeting.

APPENDIX A
PATHFINDER BANCORP, INC.
2016 EQUITY INCENTIVE PLAN
ARTICLE 1 – GENERAL

Section 1.1                          Purpose, Effective Date and Term.  The purpose of the Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan (the "Plan") is to promote the long-term financial success of Pathfinder Bancorp, Inc. (the "Company"), and its Subsidiaries, including Pathfinder Bank, by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company's stockholders through the ownership of additional common stock of the Company.  The "Effective Date" of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.
Section 1.2                          Administration.  The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"), in accordance with Section 5.1.
Section 1.3                          Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a "Participant" in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4                          Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 - AWARDS
            Section 2.1General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:
(a)            Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an "ISO") that is intended to satisfy the requirements applicable to an "Incentive Stock Option" described in Code Section 422(b), or a Non-Qualified Stock Option (a "Non-Qualified Option") that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten‑year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)            Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.
(c)            Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company's Stock multiplied by the number of Restricted Stock Units being settled.
(d)            Performance Awards.  A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.  A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).
Section 2.2                          Stock Options.
(a)            Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)            Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The "Exercise Price" of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to,  an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier's check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(c)            Prohibition of Cash Buy-Outs of Underwater Stock Options.  Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without shareholder approval.

Section 2.3                          Restricted Stock.

(a)            Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Pathfinder Bancorp, Inc. dated [Date], made pursuant to the terms of the Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of Pathfinder Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants' ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)            Terms and Conditions.Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)            Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be delayed and distributed to the Participant at the time that the Restricted Stock vests.  The Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.  Similarly, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award.   Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.  Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)            Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)            Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)            The Committee may, in connection with the grant of Restricted Stock Awards, designate them as "performance based compensation" within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4                              Restricted Stock Units.

(a)                              Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Services with the Company.  Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)                Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)            A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant's employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)            The Committee may, in connection with the grant of Restricted Stock Units, designate them as "performance based compensation" within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient.  An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)            Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant's continued Service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)            A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.  No dividends shall be paid on Restricted Stock Units.  In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units.  If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria.  In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5                          Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be "performance-based compensation" within the meaning of Code Section 162(m) ("qualified performance based compensation") shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee.  The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section.  At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options.  Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.
(a)            Performance Measures.  If intended to be qualified performance-based compensation, such performance measures must be based on any one or more of the following:
(i)	book value or tangible book value per share;
(ii)	basic earnings per share;
(iii)	basic cash earnings per share;
(iv)	diluted earnings per share;
(v)	diluted cash earnings per share;
(vi)	return on equity;
(vii)	net income or net income before taxes;
(viii)	cash earnings;
(ix)	net interest income;
(x)	non-interest income;
(xi)	non-interest expense to average assets ratio;
(xii)	cash general and administrative expense to average assets ratio;
(xiii)	efficiency ratio;
(xiv)	cash efficiency ratio;
(xv)	return on average assets;
(xvi)	cash return on average assets;
(xvii)	return on average stockholders' equity;

(i)	cash return on average stockholders' equity;
(ii)	return on average tangible stockholders' equity;
(iii)	cash return on average tangible stockholders' equity;
(iv)	core earnings;
(v)	operating income;
(vi)	operating efficiency ratio;
(vii)	net interest rate margin or net interest rate spread;
(viii)	growth in assets, loans, or deposits;
(ix)	loan production volume;
(x)	non-performing loans;
(xi)	cash flow;
(xii)	total stockholder return;
(xiii)
strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xiv)	any combination of the foregoing.
Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant's Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management's Discussion and Analysis section of the Company's annual report or in the Compensation Discussion and Analysis Section, if any, of the Company's annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
(b)            Adjustments.  Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure.  Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.   If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)            Treatment on Retirement.  Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or Involuntary Termination at or following a Change in Control).  Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant's active employment and the level of achievement of the performance measures during the period of the Participant's active employment.
Section 2.6                          Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award.  Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant's death, Disability or Involuntary Termination following a Change in Control).  Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), no Award granted under the Plan shall vest in less than one year from the date of grant unless due to death, Disability or Involuntary Termination following a Change in Control.
Section 2.7                          Deferred Compensation.  If any Award would be considered "deferred compensation" as defined under Code Section 409A ("Deferred Compensation"), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant's acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.8                          Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company's stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option's in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.
Section 2.9.                          Effect of Termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.  Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)          Upon a Participant's Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.
(c)          Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three months of Termination of Service.  In the event of Termination of Service due to Retirement, a Participant's vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d)          Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)          Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.
ARTICLE 3 - SHARES SUBJECT TO PLAN
Section 3.1                          Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.
Section 3.2                          Share Limitations.
(a)            Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Three Hundred Sixty-Nine Thousand Forty-Seven (369,047) shares of Stock.  The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Two Hundred Sixty-Three Thousand Six Hundred Five (263,605) shares of Stock, which represents ten percent (10%) of the number of shares sold (the "Stock Option Maximum") in connection with the mutual-to-stock conversion of Pathfinder Bancorp, MHC on October 16, 2014 (the "Conversion").  The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units shall be not less than One Hundred Five Thousand Four Hundred Forty-Two (105,442) shares of Stock, which represents four percent (4%) of the number of shares sold in the Conversion (the "Restricted Stock Minimum").  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4.

(b)            Fungible Plan Above Restricted Stock Minimum.  Notwithstanding sub-section (a) above, the Company may grant additional shares of Restricted Stock and Restricted Stock Units, provided, however, that each additional share that is granted as Restricted Stock and/or a Restricted Stock Unit in excess of the Restricted Stock Minimum shall be counted against the Stock Option Maximum and shall cause the cancellation of three shares available for grant as Stock Options.  As an example, if One Thousand (1,000) shares above the Restricted Stock Minimum are granted as Restricted Stock, Three Thousand (3,000) shares available for grant as Stock Options shall be cancelled and shall no longer be available for grant under the Plan.  The Stock Option Maximum shall be reduced accordingly.
(c)            Computation of Shares Available.  For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
Section 3.3                          Limitations on Grants to Individuals.
            (a)            Stock Options - Employees.  The maximum number of shares of Stock that may be covered by one or more Stock Options granted to any one Employee pursuant to Section 3.2 shall be no greater than twenty-five percent (25%) of the Stock Options granted under the Plan, which at the Stock Option Maximum is Sixty-Five Thousand Nine Hundred One (65,901) shares and all of which may be granted during any calendar year.
(b)            Restricted Stock Awards and Restricted Stock Units - Employees.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be twenty-five percent (25%) of the number of shares of Stock issued as Restricted Stock Awards and Restricted Stock Units under the Plan, all of which may be granted during any calendar year.  At the Restricted Stock Minimum, this represents Twenty-Six Thousand Three Hundred Sixty (26,360) shares.
(c)            Stock Options - Directors.  The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-employee Director under the Plan shall be no greater than five percent (5%) of the Stock Options granted under the Plan,  which at the Stock Option Maximum shall be Thirteen Thousand One Hundred Eighty (13,180) shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than thirty percent (30%) of the Stock Options granted under the Plan,  which at the Stock Option Maximum shall be Seventy-Nine Thousand Eighty-Two (79,082) shares.
(d)            Restricted Stock Awards and Restricted Stock Units - Directors.  The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-employee Director under the Plan shall be no greater than five percent (5%) of the Restricted Stock Awards and Restricted Stock Units granted under the Plan, which at the Restricted Stock Minimum shall be Five Thousand Two Hundred Seventy-Two (5,272) shares and, in addition, all non-employee Directors, in the aggregate, may not receive more than thirty percent (30%) of the Restricted Stock and Restricted Stock Units granted under the Plan, which as the Restricted Stock Minimum shall be Thirty-One Thousand Six Hundred Thirty-Three (31,633)  shares.

(e)            The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.
Section 3.4                          Corporate Transactions.
(a)            General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as "performance-based compensation" shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)            Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an "Underwater Stock Option") in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.
Section 3.5                          Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)            Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)            Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.
ARTICLE 4 - CHANGE IN CONTROL
Section 4.1                          Consequence of a Change in Control.  Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:
(a)            At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).  All Stock Options may be exercised for a period of one year following the Participant's Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination.  Notwithstanding anything to the contrary herein, any outstanding unvested Awards will be deemed earned and shall vest if not assumed by a successor entity.
(b)            At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately.  Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.
(c)            In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the "target" level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case the Performance Award will vest at such higher level.
Section 4.2                          Definition of Change in Control.  For purposes of this Plan, unless otherwise provided in an Award Agreement, a "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following:

(a)            Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (i) the term "Person" shall not include (A)  the Company or any of its Subsidiaries, (B) an employee benefit plan of the Company or any of its Subsidiaries (including this Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (C) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (ii) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (iii) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)            The Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)            A plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)            A tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities that increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE
            Section 5.1Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board  (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are "independent directors" under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2                          Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:
(a)            The Committee will have the authority and discretion to select from among the Company's and its Subsidiaries' Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award (subject to the restrictions imposed by the last sentence of Section 2.6 hereof) or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.
(b)            The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
                 (c)            The Committee will have the authority to define terms not otherwise defined herein.

(d)            Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)            In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
(f)            The Committee will have the authority to (i) suspend a Participant's right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a "cashless exercise" or "broker-assisted exercise") to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the "Blackout Period"), and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.
            Section 5.3Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not "outside directors" within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant Awards under the Plan.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4                          Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5                          Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper.  A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 - AMENDMENT AND TERMINATION
Section 6.1                          General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company's stockholders.

Section 6.2                          Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 - GENERAL TERMS
Section 7.1                          No Implied Rights.
(a)            No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)            No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)            No Rights as a Stockholder.  Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2                          Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.  A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant's Beneficiary.

Section 7.3                          Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation").  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4                          Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5                          Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6                          Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.  Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b).  If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service.  This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.7                          Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8                          Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant's highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant's highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor).  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.
Section 7.9                          Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10                          Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11                          Indemnification.  To the fullest extent permitted by law and the Company's governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.  The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.12                          No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.13                          Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the State of New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any Award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14                          Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant's employer.  The term "Qualified Retirement Plan" means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15                          Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16                          Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:
(a)            in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)            in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
(c)            in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company's Corporate Secretary, unless otherwise provided in the Participant's Award Agreement.
Section 7.17                          Forfeiture Events.
(a)            The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant's provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)            If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002  or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.
Section 7.18                          Automatic Exercise.  In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements.  Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19                          Regulatory Requirements.  The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
ARTICLE 8 - DEFINED TERMS; CONSTRUCTION
Section 8.1                          In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)            "10% Stockholder" means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(b)            "Award" means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c)            "Award Agreement" means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant's signature is required.
(d)            "Board" means the Board of Directors of the Company.
(e)            If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for "Cause," then, for purposes of this Plan, the term "Cause" shall have meaning set forth in such agreement.  In the absence of such a definition, "Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank's Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.
(f)            "Change in Control" has the meaning ascribed to it in Section 4.2.
(g)            "Code" means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)            "Code Section 409A" means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i)            "Committee" means the Committee acting under Article 5.
(j)            "Covered Employee" has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.
(k)            "Director" means a member of the Board of Directors of the Company or a Subsidiary.
(l)            If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of "Disability" or "Disabled," then, for purposes of this Plan, the terms "Disability" or "Disabled" shall have meaning set forth in such agreement.  In the absence of such a definition, "Disability" shall be defined in accordance with the Bank's long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, "Disability" or "Disabled" shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)            "Disinterested Board Member" means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
(n)            "Dividend Equivalent Rights" means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company's Stock, as specified in the Award Agreement.
(o)            "Employee" means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(p)            "Exchange" means any national securities exchange on which the Stock may from time to time be listed or traded.
(q)            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
(r)            "Excluded Transaction" means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

            (s)            "Exercise Price" means the price established with respect to a Stock Option pursuant to Section 2.2.
(t)            "Fair Market Value" on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, "Fair Market Value" shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.
(u)             A termination of employment by an Employee Participant shall be deemed a termination of employment for "Good Reason" as a result of the Participant's resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)            a material diminution in Participant's base compensation;
(ii)            a material diminution in Participant's authority, duties or responsibilities;
(iii)             a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant's principal workplace on the date of this Agreement; or
(iv)            in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for "Good Reason" or a substantially similar term, then the occurrence of any event set forth in such definition.
(v)            "Immediate Family Member" means with respect to any Participant: (i) any of the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant's household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
(w)            "Incumbent Directors" means:

                                                     (i)             the individuals who, on the date hereof, constitute the Board; and

                             (ii)             any new Director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended: (A) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (B) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

(x)            "Involuntary Termination" means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.
(y)            "ISO" has the meaning ascribed to it in Section 2.1(a).
(z)             "Non-Qualified Option" means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(aa)            "Participant" means any individual who has received, and currently holds, an outstanding Award under the Plan.
(bb)            "Performance Award" has the meaning ascribed to it in Sections 2.1(d) and 2.5.
(cc)            "Restricted Stock" or "Restricted Stock Award" has the meaning ascribed to it in Sections 2.1(b) and 2.3.
(dd)            "Restricted Stock Minimum" has the meaning ascribed to it in Section 3.2.
(ee)            "Restricted Stock Unit" has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(ff)            "Restriction Period" has the meaning set forth in Section 2.4(b)(iii).
(gg)            "Retirement" means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

                                        (i)               attainment of age 65; or

(ii)	attainment of age 55 with 15 years of Service; or

(iii)	with respect to a Director only, the attainment of age 60 with 10 continuous Years of Service.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(hh)            "SEC" means the United States Securities and Exchange Commission.
(ii)            "Securities Act" means the Securities Act of 1933, as amended from time to time.
(jj)            "Service" means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.  Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(kk)            "Stock" means the common stock of the Company, $0.01 par value per share.
(ll)            "Stock Option" has the meaning ascribed to it in Section 2.1(a) and 2.2.
(mm)            "Stock Option Maximum" has the meaning ascribed to it in Section 3.2(a).
(nn)            "Subsidiary" means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(oo)            "Termination of Service" means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i)            The Participant's cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)            The Participant's cessation as an Employee shall not be deemed to occur by reason of the Participant's being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant's Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section, to the extent applicable, an Employee's leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)            If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv)            Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of "Separation from Service" as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a "Separation from Service" shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a "Specified Employee," as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant's Separation from Service.
(v)            With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.  With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.
(pp)            "Voting Securities" means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
(qq)            "Whole Board" means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2                          In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a)            actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;
(b)            references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)            in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";
(d)            references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)            indications of time of day mean Eastern Time;
(f)            "including" means "including, but not limited to";

(g)            all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h)            all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)            the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)            any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)            all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

PATHFINDER BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. Election of Directors:

Nominee	For	Withhold
01 - David A. Ayoub (three year term)	☐	☐
02 - Adam C. Gagas (three year term)	☐	☐
03 - John F. Sharkey, III (three year term)	☐	☐
04 - Melanie Littlejohn (three year term)	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02B9CB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PATHFINDER BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

MAY 4, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting") which will be held at Alexandria's at the Lake Ontario Conference and Events Center, 26 East First Street, Oswego, New York on May 4, 2016 at 10:00 a.m., Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 6, 2016.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PATHFINDER BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on May 3, 2016.

Vote by Internet

- Go to **www.investorvote.com/PBHC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

+

1. Election of Directors:

Nominee	For	Withhold
01 - David A. Ayoub (three year term)	☐	☐
02 - Adam C. Gagas (three year term)	☐	☐
03 - John F. Sharkey, III (three year term)	☐	☐
04 - Melanie Littlejohn (three year term)	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X +

02B9BB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PATHFINDER BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

MAY 4, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting") which will be held at Alexandria's at the Lake Ontario Conference and Events Center, 26 East First Street, Oswego, New York on May 4, 2016 at 10:00 a.m., Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 6, 2016.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE